                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                        Date of Report -December 27, 2005
                        (Date of Earliest Event Reported)

                                POPULAR ABS, INC.
   (as depositor under a certain Pooling and Servicing Agreement dated as of
       March 1, 2005, providing for the issuance of Mortgage Pass-Through
                          Certificates, Series 2005-2)
             (Exact Name of Registrant as specified in its charter)

        Delaware               333-115371-04              52-2029487
(State of Incorporation)   (Commission File No.)   (IRS Employer I.D. No.)

     103 Springer Building, 3411 Silverside Road, Wilmington, Delaware 19803
                    (Address of principal executive offices)

Registrant's telephone number, including area code: (302) 478-6160

Item 8.01. Other Events.

          Attached hereto as Annex A is a copy of the Statement to Certificateholders sent to Class AF-1, AF-2, AF-3, AF-4, AF-5, AF-6, AV-1A, AV-1B, AV-2, M-1, M-2, M-3, M-4, M-5 and M-6 Certificateholders with respect to the December 27, 2005 Distribution Date.

                                   SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            POPULAR ABS, INC.


                                            By: /s/ James H. Jenkins
                                                --------------------------------
                                                James H. Jenkins,
                                                Executive Vice President and CFO

Dated: December 27, 2005

                 Popular ABS Mortgage Pass-Through Trust 2005-2

                         Statement to Certificateholders

                                December 27, 2005

                             DISTRIBUTION IN DOLLARS

                             BEGINNING                                                                              ENDING
            ORIGINAL         PRINCIPAL                                                    REALIZED   DEFERRED      PRINCIPAL
CLASS      FACE VALUE         BALANCE        PRINCIPAL       INTEREST         TOTAL        LOSSES    INTEREST       BALANCE
------   --------------   --------------   -------------   ------------   -------------   --------   --------   --------------
  AF1    124,300,000.00    74,061,885.05    8,584,543.25     281,811.68    8,866,354.93     0.00       0.00      65,477,341.80
  AF2     23,000,000.00    23,000,000.00            0.00      84,610.34       84,610.34     0.00       0.00      23,000,000.00
  AF3     41,000,000.00    41,000,000.00            0.00     157,830.43      157,830.43     0.00       0.00      41,000,000.00
  AF4     30,600,000.00    30,600,000.00            0.00     130,671.30      130,671.30     0.00       0.00      30,600,000.00
  AF5     11,483,000.00    11,483,000.00            0.00      51,982.84       51,982.84     0.00       0.00      11,483,000.00
  AF6     13,000,000.00    13,000,000.00            0.00      54,159.96       54,159.96     0.00       0.00      13,000,000.00
 AV1A    110,143,000.00    89,675,346.27    2,805,070.83     348,395.35    3,153,466.18     0.00       0.00      86,870,275.44
 AV1B     27,536,000.00    22,419,040.10      701,274.07      88,693.67      789,967.74     0.00       0.00      21,717,766.03
  AV2     42,364,000.00    35,007,475.43    1,795,848.55     136,317.77    1,932,166.32     0.00       0.00      33,211,626.88
  M1      37,119,000.00    37,119,000.00            0.00     167,540.58      167,540.58     0.00       0.00      37,119,000.00
  M2      27,574,000.00    27,574,000.00            0.00     131,350.85      131,350.85     0.00       0.00      27,574,000.00
  M3       4,772,000.00     4,772,000.00            0.00      23,320.26       23,320.26     0.00       0.00       4,772,000.00
  M4       7,424,000.00     7,424,000.00            0.00      37,505.11       37,505.11     0.00       0.00       7,424,000.00
  M5       4,242,000.00     4,242,000.00            0.00      21,914.28       21,914.28     0.00       0.00       4,242,000.00
  M6       6,098,000.00     6,098,000.00            0.00      31,502.42       31,502.42     0.00       0.00       6,098,000.00
  B1       6,363,000.00     6,363,000.00            0.00      33,875.19       33,875.19     0.00       0.00       6,363,000.00
  B2       5,780,000.00     5,780,000.00            0.00      30,771.43       30,771.43     0.00       0.00       5,780,000.00
  B3       7,477,000.00     7,477,000.00            0.00      39,805.88       39,805.88     0.00       0.00       7,477,000.00
  R1               0.00             0.00            0.00           0.00            0.00     0.00       0.00               0.00
  R2               0.00             0.00            0.00           0.00            0.00     0.00       0.00               0.00
         --------------   --------------   -------------   ------------   -------------   --------   --------   --------------
TOTALS   530,275,000.00   447,095,746.85   13,886,736.70   1,852,059.34   15,738,796.04     0.00       0.00     433,209,010.15
         --------------   --------------   -------------   ------------   -------------   --------   --------   --------------
  X      530,275,524.00   454,283,834.26            0.00           0.00            0.00     0.00       0.00     440,970,982.51
         --------------   --------------   -------------   ------------   -------------   --------   --------   --------------

                  FACTOR INFORMATION PER $1000 OF ORIGINAL FACE

                        BEGINNING                                                  ENDING
CLASS      CUSIP        PRINCIPAL      PRINCIPAL     INTEREST       TOTAL         PRINCIPAL
------   ---------   --------------   -----------   ----------   -----------   --------------
  AF1    73316PCA6     595.83173813   69.06309936   2.26718970   71.33028906     526.76863878
  AF2    73316PCB4   1,000.00000000    0.00000000   3.67871043    3.67871043   1,000.00000000
  AF3    73316PCC2   1,000.00000000    0.00000000   3.84952268    3.84952268   1,000.00000000
  AF4    73316PCD0   1,000.00000000    0.00000000   4.27030392    4.27030392   1,000.00000000
  AF5    73316PCE8   1,000.00000000    0.00000000   4.52693895    4.52693895   1,000.00000000
  AF6    73316PCF5   1,000.00000000    0.00000000   4.16615077    4.16615077   1,000.00000000
 AV1A    73316PCG3     814.17199704   25.46753611   3.16311840   28.63065451     788.70446093
 AV1B    73316PCH1     814.17199666   25.46753595   3.22100777   28.68854372     788.70446071
  AV2    73316PCJ7     826.34962303   42.39091091   3.21777382   45.60868473     783.95871211
  M1     73316PCK4   1,000.00000000    0.00000000   4.51360705    4.51360705   1,000.00000000
  M2     73316PCL2   1,000.00000000    0.00000000   4.76357619    4.76357619   1,000.00000000
  M3     73316PCM0   1,000.00000000    0.00000000   4.88689438    4.88689438   1,000.00000000
  M4     73316PCN8   1,000.00000000    0.00000000   5.05187365    5.05187365   1,000.00000000
  M5     73316PCP3   1,000.00000000    0.00000000   5.16602546    5.16602546   1,000.00000000
  M6     73316PCQ1   1,000.00000000    0.00000000   5.16602493    5.16602493   1,000.00000000
  B1     73316PCR9   1,000.00000000    0.00000000   5.32377652    5.32377652   1,000.00000000
  B2     73316PCS7   1,000.00000000    0.00000000   5.32377682    5.32377682   1,000.00000000
  B3     73316PCT5   1,000.00000000    0.00000000   5.32377692    5.32377692   1,000.00000000
                     --------------   -----------   ----------   -----------   --------------
TOTALS                 843.13940286   26.18780199   3.49263937   29.68044136     816.95160087
         ---------   --------------   -----------   ----------   -----------   --------------
  X         n/a        856.69395192    0.00000000   0.00000000    0.00000000     831.58841499
         ---------   --------------   -----------   ----------   -----------   --------------

                               PASS-THROUGH RATES

CLASS   CURRENT PASS-
           THRU RATE
-----   -------------
 AF1      4.281250%
 AF2      4.415000%
 AF3      4.620000%
 AF4      5.125000%
 AF5      5.433000%
 AF6      5.000000%
 AV1A     4.371250%
 AV1B     4.451250%
 AV2      4.381250%
  M1      5.417000%
  M2      5.717000%
  M3      5.865000%
  M4      6.063000%
  M5      6.200000%
  M6      6.200000%
  B1      5.989990%
  B2      5.989990%
  B3      5.989990%


        -------------
  X       0.000000%
        -------------

[JPMorgan LOGO]      Copyright 2005 J.P. Morgan Chase & Co. All rights reserved.

                 Popular ABS Mortgage Pass-Through Trust 2005-2

                         Statement to Certificateholders

                                December 27, 2005

--------------------------------------------------------------------------------

IF THERE ARE ANY QUESTIONS OR PROBLEMS WITH THIS STATEMENT, PLEASE CONTACT THE ADMINISTRATOR LISTED BELOW:

                                   JPMCTrustee
                JPMorgan Chase Bank, N.A. - JPMorgan Chase Bank
                          4 New York Plaza, 6th Floor,
                            New York, New York 10004
                              Tel: (212) 623-8100

--------------------------------------------------------------------------------

[JPMorgan LOGO]      Copyright 2005 J.P. Morgan Chase & Co. All rights reserved.

                 Popular ABS Mortgage Pass-Through Trust 2005-2

                                December 27, 2005

Sec. 4.03(a)(i)                     Funds Allocable to Certificate Principal

                                         Group I Scheduled Principal                                                     319,884.52
                                         Group I Curtailments                                                             19,978.35
                                         Group I Prepayments                                                           7,889,914.51
                                         Group I Repurchases                                                                   0.00
                                         Group I Liquidation Proceeds                                                          0.00

                                         Group II-A Scheduled Principal                                                  102,990.34
                                         Group II-A Curtailments                                                           2,271.63
                                         Group II-A Prepayments                                                        3,256,179.30
                                         Group II-A Repurchases                                                                0.00
                                         Group II-A Liquidation Proceeds                                                       0.00

                                         Group II-B Scheduled Principal                                                   32,717.35
                                         Group II-B Curtailments                                                             898.80
                                         Group II-B Prepayments                                                        1,688,016.95
                                         Group II-B Repurchases                                                                0.00
                                         Group II-B Liquidation Proceeds                                                       0.00

                                         Extra Principal Distribution Amount                                             573,884.96

Sec. 4.03 (a)(ii)                   Interest Distribution Amounts

                                         Interest Distribution - AF-1                                                    281,811.68
                                         Unpaid Interest - AF-1                                                                0.00
                                         Remaining Unpaid Interest - AF-1                                                      0.00

                                         Interest Distribution - AF-2                                                     84,610.34
                                         Unpaid Interest - AF-2                                                                0.00
                                         Remaining Unpaid Interest - AF-2                                                      0.00

                                         Interest Distribution - AF-3                                                    157,830.43
                                         Unpaid Interest - AF-3                                                                0.00
                                         Remaining Unpaid Interest - AF-3                                                      0.00

                                         Interest Distribution - AF-4                                                    130,671.30
                                         Unpaid Interest - AF-4                                                                0.00
                                         Remaining Unpaid Interest - AF-4                                                      0.00

                                         Interest Distribution - AF-5                                                     51,982.84
                                         Unpaid Interest - AF-5                                                                0.00
                                         Remaining Unpaid Interest - AF-5                                                      0.00

                                         Interest Distribution - AF-6                                                     54,159.96
                                         Unpaid Interest - AF-6                                                                0.00

[JPMorgan LOGO]      Copyright 2005 J.P. Morgan Chase & Co. All rights reserved.

                 Popular ABS Mortgage Pass-Through Trust 2005-2

                               December 27, 2005

                                         Remaining Unpaid Interest - AF-6                                                      0.00
                                         Interest Distribution - AV-1A                                                   348,395.35
                                         Unpaid Interest - AV-1A                                                               0.00
                                         Remaining Unpaid Interest - AV-1A                                                     0.00

                                         Interest Distribution - AV-1B                                                    88,693.67
                                         Unpaid Interest - AV-1B                                                               0.00
                                         Remaining Unpaid Interest - AV-1B                                                     0.00

                                         Interest Distribution - AV-2                                                    136,317.77
                                         Unpaid Interest - AV-2                                                                0.00
                                         Remaining Unpaid Interest - AV-2                                                      0.00

                                         Interest Distribution - M-1                                                     167,540.58
                                         Unpaid Interest - M-1                                                                 0.00
                                         Remaining Unpaid Interest - M-1                                                       0.00

                                         Interest Distribution - M-2                                                     131,350.85
                                         Unpaid Interest - M-2                                                                 0.00
                                         Remaining Unpaid Interest - M-2                                                       0.00

                                         Interest Distribution - M-3                                                      23,320.26
                                         Unpaid Interest - M-3                                                                 0.00
                                         Remaining Unpaid Interest - M-3                                                       0.00

                                         Interest Distribution - M-4                                                      37,505.11
                                         Unpaid Interest - M-4                                                                 0.00
                                         Remaining Unpaid Interest - M-4                                                       0.00

                                         Interest Distribution - M-5                                                      21,914.28
                                         Unpaid Interest - M-5                                                                 0.00
                                         Remaining Unpaid Interest - M-5                                                       0.00

                                         Interest Distribution - M-6                                                      31,502.42
                                         Unpaid Interest - M-6                                                                 0.00
                                         Remaining Unpaid Interest - M-6                                                       0.00

                                         Interest Distribution - B-1                                                      33,875.19
                                         Unpaid Interest - B-1                                                                 0.00
                                         Remaining Unpaid Interest - B-1                                                       0.00

                                         Interest Distribution - B-2                                                      30,771.43
                                         Unpaid Interest - B-2                                                                 0.00
                                         Remaining Unpaid Interest - B-2                                                       0.00

                                         Interest Distribution - B-3                                                      39,805.88
                                         Unpaid Interest - B-3                                                                 0.00

[JPMorgan LOGO]      Copyright 2005 J.P. Morgan Chase & Co. All rights reserved.

                 Popular ABS Mortgage Pass-Through Trust 2005-2

                                December 27, 2005

                                         Remaining Unpaid Interest - B-3                                                       0.00

                                    Interest Reductions

                                         Net Prepayment Interest Shortfalls                                                    0.00
                                         Relief Act Reductions                                                               229.60

                                         Class AF-1 Interest Reduction                                                        34.94
                                         Class AF-2 Interest Reduction                                                        10.49
                                         Class AF-3 Interest Reduction                                                        19.57
                                         Class AF-4 Interest Reduction                                                        16.20
                                         Class AF-5 Interest Reduction                                                         6.44
                                         Class AF-6 Interest Reduction                                                         6.71
                                         Class AV-1A Interest Reduction                                                       43.19
                                         Class AV-1B Interest Reduction                                                       11.00
                                         Class AV-2 Interest Reduction                                                        16.90
                                         Class M-1 Interest Reduction                                                         20.77
                                         Class M-2 Interest Reduction                                                         16.28
                                         Class M-3 Interest Reduction                                                          2.89
                                         Class M-4 Interest Reduction                                                          4.65
                                         Class M-5 Interest Reduction                                                          2.72
                                         Class M-6 Interest Reduction                                                          3.91
                                         Class B-1 Interest Reduction                                                          4.20
                                         Class B-2 Interest Reduction                                                          3.81
                                         Class B-3 Interest Reduction                                                          4.93

Sec. 4.03(a)(iii)                   Available Funds Shortfall

                                         Class AF-1 Available Funds Shortfall                                                  0.00
                                         Class AF-2 Available Funds Shortfall                                                  0.00
                                         Class AF-3 Available Funds Shortfall                                                  0.00
                                         Class AF-4 Available Funds Shortfall                                                  0.00
                                         Class AF-5 Available Funds Shortfall                                                  0.00
                                         Class AF-6 Available Funds Shortfall                                                  0.00
                                         Class AV-1A Available Funds Shortfall                                                 0.00
                                         Class AV-1B Available Funds Shortfall                                                 0.00
                                         Class AV-2 Available Funds Shortfall                                                  0.00
                                         Class M-1 Available Funds Shortfall                                                   0.00
                                         Class M-2 Available Funds Shortfall                                                   0.00
                                         Class M-3 Available Funds Shortfall                                                   0.00
                                         Class M-4 Available Funds Shortfall                                                   0.00
                                         Class M-5 Available Funds Shortfall                                                   0.00
                                         Class M-6 Available Funds Shortfall                                                   0.00
                                         Class B-1 Available Funds Shortfall                                                   0.00
                                         Class B-2 Available Funds Shortfall                                                   0.00
                                         Class B-3 Available Funds Shortfall                                                   0.00

Sec. 4.03(a)(v)                     Pool Principal Balances

[JPMorgan LOGO]      Copyright 2005 J.P. Morgan Chase & Co. All rights reserved.

                 Popular ABS Mortgage Pass-Through Trust 2005-2

                                December 27, 2005

                                          Group I Beginning Pool Balance                                             304,270,232.80
                                          Group I Ending Pool Balance                                                296,040,455.42
                                          Group II-A Beginning Pool Balance                                          114,348,681.02
                                          Group II-A Ending Pool Balance                                             110,987,239.75
                                          Group II-B Beginning Pool Balance                                           35,664,920.44
                                          Group II-B Ending Pool Balance                                              33,943,287.34
                                          Total Beginning Pool Balance                                               454,283,834.26
                                          Total Ending Pool Balance                                                  440,970,982.51

Sec. 4.03(a)(vi)                     Servicing Fee

                                          Group I Servicing Fee                                                          126,779.26
                                          Group II-A Servicing Fee                                                        47,645.28
                                          Group II-B Servicing Fee                                                        14,860.38

Sec. 4.03(a)(viii)                   Delinquency Advances

                                          Group I Delinquency Advances Included in Current Distribution                   41,180.20
                                          Group I Recouped Advances Included in Current Distribution                           0.00
                                          Group I Recouped Advances From Liquidations                                          0.00
                                          Group I Aggregate Amount of Advances Outstanding                             1,808,567.31

                                          Group II-A Delinquency Advances Included in Current Distribution                65,035.67
                                          Group II-A Recouped Advances Included in Current Distribution                        0.00
                                          Group II-A Recouped Advances From Liquidations                                       0.00
                                          Group II-A Aggregate Amount of Advances Outstanding                          1,037,417.70

                                          Group II-B Delinquency Advances Included in Current Distribution                     0.00
                                          Group II-B Recouped Advances Included in Current Distribution                   10,149.93
                                          Group II-B Recouped Advances From Liquidations                                       0.00
                                          Group II-B Aggregate Amount of Advances Outstanding                            254,351.05

Section 4.03(a)(ix) A                Group I, Group II-A, and Group II-B Loans Delinquent

                                                  Delinquency by Group
                                                         Group 1

                                       Period    Number   Principal Balance   Percentage
                                     ----------  ------   -----------------   ----------
                                      0-30 days    158      22,273,516.66        7.52%
                                     31-60 days     25       4,286,743.56        1.45%
                                     61-90 days     11       1,444,042.69        0.49%
                                       91+days       8       1,035,532.45        0.35%
                                                   ---      -------------        ----
                                        Total      202      29,039,835.36        9.81%
                                                   ---      -------------        ----

[JPMorgan LOGO]      Copyright 2005 J.P. Morgan Chase & Co. All rights reserved.

                 Popular ABS Mortgage Pass-Through Trust 2005-2

                                December 27, 2005

                                                     Delinquency by Group
                                                           Group 2

                                       Period     Number   Principal Balance   Percentage
                                     ----------   ------   -----------------   ----------
                                      0-30 days      81      12,201,991.20       10.99%
                                     31-60 days      13       1,904,377.03        1.72%
                                     61-90 days       9       1,269,545.73        1.14%
                                       91+days        5         803,918.09        0.72%
                                                    ---      -------------       -----
                                        Total       108      16,179,832.05       14.58%
                                                    ---      -------------       -----

                                                     Delinquency by Group
                                                           Group 3

                                       Period     Number   Principal Balance   Percentage
                                     ----------   ------   -----------------   ----------
                                      0-30 days       9       3,039,002.51        8.95%
                                     31-60 days       3       1,186,986.61        3.50%
                                     61-90 days       1          89,327.07        0.26%
                                       91+days        0               0.00        0.00%
                                                    ---      -------------       -----
                                        Total        13       4,315,316.19       12.71%
                                                    ---      -------------       -----

Sec. 4.03 (a)(ix) B                  Group I, Group II-A, and Group II-B Loans in Foreclosure

                                                     Foreclosure by Group

                                      Group   Number of
                                     Number     Loans     Principal Balance   Percentage
                                     ------   ---------   -----------------   ----------
                                        1         10         1,289,251.03        0.44%
                                        2         12         2,812,331.08        2.53%
                                        3          1           106,583.50        0.31%

Sec. 4.03(a)(x), (xi)                Group I, Group II-A, and Group II-B Loans in REO

                                                         REO by Group

                                      Group   Number of
                                     Number     Loans     Principal Balance   Percentage
                                     ------   ---------   -----------------   ----------
                                        1         4           392,814.68         0.13%
                                        2         0                 0.00         0.00%
                                        3         0                 0.00         0.00%

                                          Market Value of Group I REO Loans                                              439,000.00
                                          Market Value of Group II-A REO Loans                                                 0.00
                                          Market Value of Group II-B REO Loans                                                 0.00

[JPMorgan LOGO]      Copyright 2005 J.P. Morgan Chase & Co. All rights reserved.

                 Popular ABS Mortgage Pass-Through Trust 2005-2

                                December 27, 2005

Sec. 4.03(a)(xii)                    Aggregate Stated Principal Balance of the Three Largest Loans

                                          Group I Three Largest Loans                                                  2,048,968.97
                                          Group II-A Three Largest Loans                                               1,183,362.76
                                          Group II-B Three Largest Loans                                               2,224,635.29

Sec. 4.03(a)(xiii)                   Net WAC Cap Carryover

                                          Class AF-1 Net WAC Cap Carryover Amounts Due                                         0.00
                                          Class AF-1 Net WAC Cap Carryover Amounts Paid                                        0.00
                                          Class AF-1 Net WAC Cap Carryover Remaining Amounts Due                               0.00

                                          Class AF-2 Net WAC Cap Carryover Amounts Due                                         0.00
                                          Class AF-2 Net WAC Cap Carryover Amounts Paid                                        0.00
                                          Class AF-2 Net WAC Cap Carryover Remaining Amounts Due                               0.00
                                          Class AF-3 Net WAC Cap Carryover Amounts Due                                         0.00
                                          Class AF-3 Net WAC Cap Carryover Amounts Paid                                        0.00
                                          Class AF-3 Net WAC Cap Carryover Remaining Amounts Due                               0.00
                                          Class AF-4 Net WAC Cap Carryover Amounts Due                                         0.00
                                          Class AF-4 Net WAC Cap Carryover Amounts Paid                                        0.00
                                          Class AF-4 Net WAC Cap Carryover Remaining Amounts Due                               0.00
                                          Class AF-5 Net WAC Cap Carryover Amounts Due                                         0.00
                                          Class AF-5 Net WAC Cap Carryover Amounts Paid                                        0.00
                                          Class AF-5 Net WAC Cap Carryover Remaining Amounts Due                               0.00
                                          Class AF-6 Net WAC Cap Carryover Amounts Due                                         0.00
                                          Class AF-6 Net WAC Cap Carryover Amounts Paid                                        0.00
                                          Class AF-6 Net WAC Cap Carryover Remaining Amounts Due                               0.00
                                          Class AV-1A Net WAC Cap Carryover Amounts Due                                        0.00
                                          Class AV-1A Net WAC Cap Carryover Amounts Paid                                       0.00
                                          Class AV-1A Net WAC Cap Carryover Remaining Amounts Due                              0.00
                                          Class AV-1B Net WAC Cap Carryover Amounts Due                                        0.00
                                          Class AV-1B Net WAC Cap Carryover Amounts Paid                                       0.00
                                          Class AV-1B Net WAC Cap Carryover Remaining Amounts Due                              0.00
                                          Class AV-2 Net WAC Cap Carryover Amounts Due                                         0.00
                                          Class AV-2 Net WAC Cap Carryover Amounts Paid                                        0.00
                                          Class M-1 Net WAC Cap Carryover Amounts Due                                          0.00
                                          Class M-1 Net WAC Cap Carryover Amounts Paid                                         0.00
                                          Class M-1 Net WAC Cap Carryover Remaining Amounts Due                                0.00
                                          Class M-2 Net WAC Cap Carryover Amounts Due                                          0.00
                                          Class M-2 Net WAC Cap Carryover Amounts Paid                                         0.00
                                          Class M-2 Net WAC Cap Carryover Remaining Amounts Due                                0.00
                                          Class M-3 Net WAC Cap Carryover Amounts Due                                          0.00
                                          Class M-3 Net WAC Cap Carryover Amounts Paid                                         0.00
                                          Class M-3 Net WAC Cap Carryover Remaining Amounts Due                                0.00
                                          Class M-4 Net WAC Cap Carryover Amounts Due                                          0.00
                                          Class M-4 Net WAC Cap Carryover Amounts Paid                                         0.00
                                          Class M-4 Net WAC Cap Carryover Remaining Amounts Due                                0.00

[JPMorgan LOGO]      Copyright 2005 J.P. Morgan Chase & Co. All rights reserved.

                 Popular ABS Mortgage Pass-Through Trust 2005-2

                                December 27, 2005

                                          Class M-5 Net WAC Cap Carryover Amounts Due                                          0.00
                                          Class M-5 Net WAC Cap Carryover Amounts Paid                                         0.00
                                          Class M-5 Net WAC Cap Carryover Remaining Amounts Due                                0.00
                                          Class M-6 Net WAC Cap Carryover Amounts Due                                          0.00
                                          Class M-6 Net WAC Cap Carryover Amounts Paid                                         0.00
                                          Class M-6 Net WAC Cap Carryover Remaining Amounts Due                                0.00
                                          Class AV-2 Net WAC Cap Carryover Remaining Amounts Due                               0.00
                                          Class B-1 Net WAC Cap Carryover Amounts Due                                     15,788.77
                                          Class B-1 Net WAC Cap Carryover Amounts Paid                                         0.00
                                          Class B-1 Net WAC Cap Carryover Remaining Amounts Due                           15,788.77
                                          Class B-2 Net WAC Cap Carryover Amounts Due                                     14,342.15
                                          Class B-2 Net WAC Cap Carryover Amounts Paid                                         0.00
                                          Class B-2 Net WAC Cap Carryover Remaining Amounts Due                           14,342.15
                                          Class B-3 Net WAC Cap Carryover Amounts Due                                     18,552.99
                                          Class B-3 Net WAC Cap Carryover Amounts Paid                                         0.00
                                          Class B-3 Net WAC Cap Carryover Remaining Amounts Due                           18,552.99

Sec. 4.03(a)(xiv)                    Aggregate Principal Balance of Balloon Loans
                                     with Original Terms <= 36 Months and 60+ Contractually Past Due

                                          Group I Aggregate Principal Balance of Balloon Loans                                 0.00
                                          Group II-A Aggregate Principal Balance of Balloon Loans                              0.00
                                          Group II-B Aggregate Principal Balance of Balloon Loans                              0.00

Sec. 4.03 (a)(xv), (xxii)            Realized Losses

                                          Group I Current Period Realized Losses                                               0.00
                                          Group I Cumulative Realized Losses                                                   0.00
                                          Group II-A Current Period Realized Losses                                            0.00
                                          Group II-A Cumulative Realized Losses                                                0.00
                                          Group II-B Current Period Realized Losses                                            0.00
                                          Group II-B Cumulative Realized Losses                                                0.00

Sec. 4.03 (a)(xvi)                   Reserve Fund

                                          Beginning Balance of Reserve Fund                                                    0.00
                                          Funds Withdrawn From Reserve Fund For Distribution                                   0.00
                                          Funds Deposited to Reserve Fund                                                      0.00
                                          Ending Balance of Reserve Fund                                                       0.00

Sec. 4.03 (a)(xvii)                  Number of Loans Repurchased

                                          Group I Number of Loans Repurchased                                                  0.00
                                          Group II-A Number of Loans Repurchased                                               0.00
                                          Group II-B Number of Loans Repurchased                                               0.00

[JPMorgan LOGO]      Copyright 2005 J.P. Morgan Chase & Co. All rights reserved.

                 Popular ABS Mortgage Pass-Through Trust 2005-2

                                December 27, 2005

Sec. 4.03 (a)(xviii)                 Weighted Average Mortgage Rate of Outstanding Loans (as of first day of related Due Period)

                                          Group I Weighted Average Mortgage Rate                                               6.91%
                                          Group II-A Weighted Average Mortgage Rate                                            7.00%
                                          Group II-B Weighted Average Mortgage Rate                                            6.85%

Sec. 4.03 (a)(xix)                   Weighted Average Remaining Term of Outstanding Loans

                                          Group I Weighted Average Remaining Term                                               329
                                          Group II-A Weighted Average Remaining Term                                            348
                                          Group II-B Weighted Average Remaining Term                                            349

Sec. 4.03 (a)(xxi), (xxii), (xxiii)  Overcollateralization Amounts

                                          Overcollateralization Amount                                                 7,761,972.37
                                          Overcollateralization Target Amount                                          7,954,132.86
                                          Overcollateralization Release Amount                                                 0.00
                                          Overcollateralization Deficiency Amount                                        192,160.49

Sec. 4.03 (a)(xxiv)                  Trigger Events

                                          Has a Trigger Event Occurred and is continuing?                                        NO
                                          Cumulative Realized Losses as a percentage of the Original Pool Balance              0.00%
                                          Senior Enhancement Percentage                                                       25.86%
                                          Senior Specified Enhancement Percentage                                             43.30%

Sec. 4.03 (a)(xxv)                   60+ Day Delinquent Loans

                                          60+ Day Delinquent Loans as a percentage of the current Pool Balance                 2.10%

Sec. 4.03 (a)(xxvi)                  Amount of Funds Collected by Trustee under Yield Maintenance Agreement                    0.00

[JPMorgan LOGO]      Copyright 2005 J.P. Morgan Chase & Co. All rights reserved.